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                                                                   Exhibit 10(2)

                              COUNTERPART AGREEMENT

      This COUNTERPART AGREEMENT, dated July 16, 2004 (this "COUNTERPART AGREEMENT") is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of April 30, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMSCAN HOLDINGS, INC., ("COMPANY"), AAH HOLDINGS CORPORATION, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent, J.P. MORGAN SECURITIES INC., as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and Collateral Agent.

      SECTION 1. Pursuant to Section 5.10 of the Credit Agreement, the undersigned hereby:

            (a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

            (b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;

            (c) represents and warrants that no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default;

            (d) agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) and in accordance with Section 7 of the Credit Agreement; and

            (e) (i) agrees that this counterpart may be attached to the Pledge and Security Agreement, (ii) agrees that the undersigned will comply with all the terms and conditions of the Security Agreement as if it were an original signatory

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      thereto, (iii) grants to Secured Party (as such term is defined in the
      Pledge and Security Agreement) a security interest in all of the undersigned's right, title and interest in and to all "Collateral" (as such term is defined in the Pledge and Security Agreement) of the undersigned, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located and (iv) delivers to Collateral Agent supplements to all schedules attached to the Pledge and Security Agreement. All such Collateral shall be deemed to be part of the "Collateral" and hereafter subject to each of the terms and conditions of the Pledge and Security Agreement.

      SECTION 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

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      IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

                                              ANAGRAM INTERNATIONAL, LLC

                                              By: /s/ Michael A. Correale
                                                  ------------------------------
                                                  Name:  Michael A. Correale
                                                  Title: Manager

Address for Notices:

         80 Grasslands Road
         Elmsford, New York  10523
         Attention: Jim Harrison
         Telecopier: 914-345-2056

with a copy to:

         Ropes & Gray
         One International Place
         Boston, MA 02110-2624
         Attention: David C. Chapin
         Telecopier: 617-951-7050

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and Collateral Agent

By: /s/ Gina Provenzale
    -------------------------
    Name: Gina Provenzale
    Title: Vice President
    Duly Authorized Signatory